----------
                                    SELIGMAN

                                    [GRAPHIC]

                                    SELIGMAN
                                 COMMUNICATIONS
                                 AND INFORMATION
                                   FUND, INC.

                                   ----------
   SEEKING CAPITAL GAIN BY INVESTING IN COMPANIES OPERATING IN ALL ASPECTS OF
               COMMUNICATIONS, INFORMATION, AND RELATED INDUSTRIES

                         JUNE 30, 1997 o MID-YEAR REPORT

================================================================================
OVER THE LONG TERM -- J. & W. SELIGMAN & CO. INCORPORATED
--------------------------------------------------------------------------------
TIME IS THE TEST

    In an industry that has changed dramatically in recent years, it's comforting to know that stability, tradition, and consistent professional service can still be found in an investment management firm.

     J. & W. Seligman & Co. Incorporated has been providing financial services for more than 130 years. From its beginning, Seligman has followed a long-term approach to making money for its clients, by managing investment products and services of the highest quality. Today, Seligman manages the Seligman Group of Funds, which offers investors more than 50 investment options.

A PLACE IN HISTORY

    Established in 1864, Seligman played a major role in the geographical expansion and industrial development of the United States. The firm helped finance the westward path of the railroads and the building of the Panama Canal. In the late 1800s and early 1900s, the firm was instrumental in financing the fledgling automobile and steel industries. Seligman also participated in the original underwritings for some of the nation's most prominent companies, including General Motors, Victor Talking Machine, United Artists Theater Circuit, and Maytag. In 1929, Seligman introduced Tri-Continental Corporation -- which today is the nation's largest diversified closed-end investment company. In 1930, Seligman began managing its first mutual fund, Broad Street Investing Co., now known as Seligman Common Stock Fund.

                                                                       [GRAPHIC]
                                               JAMES, JESSE, AND JOSEPH SELIGMAN

SELIGMAN COMMUNICATIONS AND INFORMATION FUND

    Seligman Communications and Information Fund, established June 23, 1983, seeks capital gain by investing primarily in the securities of companies operating in all aspects of the communications, information, and related industries. Since its inception, Seligman Communications and Information Fund has helped investors pursue their financial goals.
--------------------------------------------------------------------------------

TABLE OF CONTENTS

To the Shareholders ..............................................    1
Interview with Your Portfolio Manager ............................    2
Performance Overview .............................................    4
Portfolio Overview ...............................................    6
Portfolio of Investments .........................................    8
Statement of Assets and Liabilities ..............................   12
Statement of Operations ..........................................   13
Statements of Changes in Net Assets ..............................   14
Notes to Financial Statements ....................................   15
Financial Highlights .............................................   18
Report of Independent Auditors ...................................   20
Board of Directors ...............................................   21
Executive Officers/For More Information ..........................   22
Glossary of Financial Terms ......................................   23


"Your Fund's broad charter allows it to participate in all aspects of the information explosion. Portfolio policy focuses on providing a broadly diversified base of companies with unique products and services and dominant positions in their niches of the marketplace."
                                                              -- FRED E. BROWN,
                                                                  FUND CHAIRMAN
                                                                      1984-1988


"Today, we are on the cutting edge of a new world of technology and have entered into an incredible information revolution that has far reaching potential. The explosive growth of personal computers in the home, advances in microprocessor circuitry, the Internet and its proliferating services, and the expansion of networking capabilities are among the exciting developments offering new investment opportunities."
                                                          -- WILLIAM C. MORRIS,
                                                                  FUND CHAIRMAN
                                                                   1989-PRESENT

================================================================================
TO THE SHAREHOLDERS

     Seligman Communications and Information Fund had very strong investment results for the six months ended June 30, 1997. The Fund's 14.16% total return based on the net asset value of Class A shares significantly outperformed the 7.65% total return of its peers, as measured by the Lipper Science & Technology Funds Average. Additional information on the Fund's investment results appears on page 4.

    Thus far, 1997 has shown great promise for both the domestic economy and the financial markets. The Federal Reserve Board's decision to leave the federal funds rate unchanged in May helped tame fears of inflation and gave further support to the already strong financial markets. The advances in the equity market were led by the performance of the largest, more liquid issues with stable earnings, and many technology stocks did not fully participate in the market's appreciation. However, in May, the advances in the equity market broadened somewhat to include a greater portion of these stocks.

    The first half of the year was not without difficulty for the communications- and information-related stocks in which the Fund invests. In the first quarter, communications infrastructure companies sold off as their fundamentals deteriorated, and in the second quarter disappointing earnings announcements from high-profile companies such as Intel and Seagate also temporarily reduced valuations. However, the Fund took advantage of the opportunities found in the temporary market slumps to accumulate positions in high-quality companies, which contributed to the Fund's strong investment results.

    The outlook for the US economy and the financial markets remains positive. Productivity improvements, driven in large part by the deployment of technology, have helped reduce corporate costs and increased profitability. Market volatility has increased this year, and the possibility of a short-term correction in the markets is real. Nonetheless, the long-term outlook for communications infrastructure, semiconductor, and semiconductor capital equipment companies is strong, and these areas, among others, should continue to support the Fund's performance over time.

    We are pleased to introduce your redesigned Shareholder Report. This change is part of a corporate effort to enhance the overall clarity and quality of all communications to our Shareholders. We hope you find the additional information contained herein helpful.

    We thank you for your continued support of Seligman Communications and Information Fund, and look forward to serving your investment needs in the many years to come.

    A discussion with your Portfolio Manager and the Fund's portfolio of investments follow this letter.

By order of the Board of Directors,


/s/William C. Morris
--------------------
William C. Morris
Chairman

                                                               /s/Brian T. Zino
                                                               ----------------
                                                                  Brian T. Zino
                                                                      President

August 1, 1997

================================================================================
INTERVIEW WITH YOUR PORTFOLIO MANAGER, PAUL H. WICK

Q. HOW DID SELIGMAN COMMUNICATIONS AND INFORMATION FUND PERFORM IN THE FIRST SIX MONTHS OF 1997?

A. Seligman Communications and Information Fund's total return, based on the net asset value of Class A shares, was 14.16% through June 30, 1997. While the Fund significantly outperformed its peers as measured by the Lipper Science &Technology Funds Average, which had a total return of 7.65%, it lagged the 20.61% total return of Standard & Poor's 500 Composite Stock Price Index (S&P 500). In general, technology stocks did not keep pace with the major market indices in the last six months. However, on a one-year basis, Seligman Communications and Information Fund outperformed the S&P 500, returning 34.84% versus 34.70%.

Q. WHAT INFLUENCED THE FUND'S STRONG YEAR-TO-DATE RESULTS RELATIVE TO OTHER TECHNOLOGY FUNDS?

A. In January, the Fund significantly reduced its exposure to companies in the communications infrastructure area, side-stepping the sudden deterioration in fundamentals and stock prices that swept the industry. In addition, the Fund's growing exposure to radio broadcasting and semiconductor capital equipment stocks improved first-half results.

Q.   WHAT FACTORS CONTRIBUTED TO THE STRENGTH OF RADIO BROADCASTING STOCKS?

A. Better-than-expected advertising sales growth due to a strong US economy certainly played a major role. In addition, the US Telecommunications Reform Act of 1996 positively affected well-managed radio concerns, as they were able to gain economies of scale by clustering several stations in a given market.

Q.   WHAT IS DRIVING THE STRENGTH IN SEMICONDUCTOR CAPITAL EQUIPMENT STOCKS?

A. The industry rebounded much sooner than expected from a sharp, but relatively short-lived, downturn in 1996. In addition, profit margins remained relatively robust during the industry's recession, confounding semiconductor industry pundits who had predicted dismal earnings for capital equipment companies. Other noteworthy factors included rising market shares for US equipment companies and increased barriers to entry in the industry, which reduced the usual pricing pressure experienced in a downturn.

Q. WHY DID THE FUND LOWER ITS WEIGHTING IN COMPUTER HARDWARE AND PERIPHERALS STOCKS?

A. The Fund sold all of its personal computer (PC) company stocks due to high absolute and relative valuations and evidence that PC unit growth in the first half of 1997 would be disappointing, particularly in Europe. For similar reasons, we reduced the Fund's investments in semiconductor companies that supply the PC market.

Q.   HOW WILL THE SLOWDOWN IN THE PC MARKET AFFECT TECHNOLOGY STOCKS?

A. We are hopeful that the current slowdown will be transient, as Intel works through a difficult transition from Pentium microprocessor chips to Pentium MMX chips. Moreover, we view the current sales slump in Europe as a temporary event. However, if the unit growth rate of the PC market were to

--------------------------------------------------------------------------------
A TEAM APPROACH

Seligman  Communications  and  Information  Fund  is  managed  by  the  Seligman
Technology Team, headed by Paul H. Wick. Mr. Wick and his team of seasoned research professionals visit with the managements of hundreds of technology companies each year to identify those that offer the greatest potential for growth. Stocks purchased for the Fund are continually monitored by the Team, and disciplined buy and sell policies are followed.

[PHOTO]

SELIGMAN TECHNOLOGY TEAM: (FROM LEFT) PAUL KRIEGER, LAWRENCE ROSSO,
(SEATED) PAUL H. WICK (PORTFOLIO MANAGER), CAROLYN ROGERS, STORM BOSWICK
MISSING FROM PHOTO: PATRICK RENDA
--------------------------------------------------------------------------------

================================================================================
INTERVIEW WITH YOUR PORTFOLIO MANAGER, PAUL H. WICK

     fall significantly from its historic 15% to 20% annual pace, many technology companies would be negatively affected.

Q.   HOW IS THE FUND POSITIONED RELATIVE TO WIRELESS TELEPHONY?

A. In general, the Fund has avoided cellular telecommunications services companies, given the high degree of competition present in the US and the speculative nature of many of the companies that are now public. Year-to-date, the Fund has not directly participated in the booming wireless handset market, given our fears of ruinous price competition. However, many of the Fund's semiconductor industry investments have significant sales in the wireless handset and base-station markets, allowing the Fund to participate in the industry's growth.

Q.   WHICH INVESTMENT AREAS UNDERPERFORMED IN THE FIRST HALF OF 1997?

A. The decline in PC unit growth negatively affected the Fund's holdings in the multimedia semiconductor industry. Compounding matters, the various product areas that comprise the multimedia chip sector are not as distinct as they historically have been. For example, graphics chip companies are starting to add audio features, and audio chip companies are incorporating modem functions. These developments caused confusion among the PC manufacturers and shortened already brief product life-cycles. In addition, the Fund's investments in ESS Technology and C-Cube Microsystems were impacted by the intensifying price war among suppliers to the Chinese video-CD market. Due to the above factors, positions related to the multimedia semiconductor industry were eliminated or reduced.

Q.   WHAT IS THE OUTLOOK?

A. While we remain optimistic for the year as a whole, we are slightly cautious in the near term. US equities have appreciated significantly in value year to date, and slower growth in the PC and networking markets leaves us somewhat concerned about the sustainability of the current rally. Nevertheless, we anticipate a 13% to 14% rate of PC unit growth for 1997, as the technology markets rebound in the seasonally-stronger December quarter. In addition, we remain optimistic about the unit growth outlook for the communications infrastructure industry, and hence are confident that the recovery in the broad semiconductor and semiconductor capital equipment markets will persist.

================================================================================
PERFORMANCE OVERVIEW

INVESTMENT RESULTS PER SHARE

TOTAL RETURNS*
FOR PERIODS ENDED JUNE 30, 1997

                                                                                AVERAGE ANNUAL
                                                     ------------------------------------------------------------------------------
                                                                                                          CLASS B         CLASS D
                                                                                                           SINCE           SINCE
                                       SIX              ONE             FIVE              10             INCEPTION       INCEPTION
                                     MONTHS            YEAR             YEARS            YEARS            4/22/96         5/3/93
                                   ----------       ----------         -------          -------        ------------    ------------

CLASS A
With Sales Charge                      8.75%          28.44%           32.15%           20.02%              n/a              n/a
Without Sales Charge                  14.16           34.84            33.46            20.61               n/a              n/a

CLASS B
With CDSL+                             8.75           28.86              n/a              n/a             17.76%             n/a
Without CDSL                          13.75           33.86              n/a              n/a             21.02              n/a

CLASS D
With 1% CDSL                          12.71           32.76              n/a              n/a               n/a              n/a
Without CDSL                          13.71           33.76              n/a              n/a               n/a            32.72%

S&P 500**                             20.61           34.70            19.78            14.64             32.37++          21.28+++

LIPPER SCIENCE &
TECHNOLOGY FUNDS
AVERAGE***                             7.65           19.29            25.27            15.90             12.25++          25.17+++


NET ASSET VALUE
                                          JUNE 30, 1997             DECEMBER 31, 1996             JUNE 30, 1996
                                         --------------           --------------------           --------------
CLASS A                                       $26.84                      $23.51                      $20.84
CLASS B                                        25.73                       22.62                       20.16
CLASS D                                        25.71                       22.61                       20.16


CAPITAL GAIN INFORMATION
FOR SIX MONTHS ENDED JUNE 30, 1997

REALIZED                            $2.63#
UNREALIZED                           3.36##

A fund that concentrates its investments in one economic sector may be subject to greater share price fluctuations than a more diversified fund.

----------
    * Return figures reflect any change in price per share and assume the investment of capital gain distributions. Return figures for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Class A share returns reflect the effect of the service fee of up to 0.25% under the Administration, Shareholder Services and Distribution Plan after January 1, 1993, only. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales load ("CDSL"), charged only on certain redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class D shares are calculated with and without the effect of the 1% CDSL, charged only on redemptions made within one year of the date of purchase. Performance data quoted represent changes in prices and assume that all distributions within the periods are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

   ** The S&P 500 is an unmanaged index that assumes investment of dividends and does not reflect fees and sales charges. Investors cannot invest directly in an index.
 ***  The Lipper Science & Technology Funds Average is an average of
      40 science and technology funds and does not reflect the sales charges that may be incurred in connection with purchases or sales. The monthly performance is used in the Performance Overview. Investors cannot invest directly in an average.
    + The CDSL is 5% for periods of one year or less, and 4% since inception.
   ++ From April 30, 1996.
  +++ From April 30, 1993.
    # Excludes 1996 undistributed realized capital gains of $0.45 per share at
      June 30, 1997.
   ## Represents the per share amount of net unrealized appreciation of portfolio securities as of June 30, 1997.

================================================================================
PERFORMANCE OVERVIEW

[THE FOLLOWING TABLES REPRESENT GRAPH IN THE PRINTER PIECE.]

GROWTH OF AN ASSUMED $10,000 INVESTMENT IN CLASS A SHARES
JUNE 30, 1987, TO JUNE 30, 1997

SELIGMAN COMMUNICATIONS AND INFORMATION FUND- CLASS A
6/30/87  9524
9/30/87  10401
12/31/87 8203
3/31/88  8444
6/30/88  9032
9/30/88  8477
12/31/88 8804
3/31/89  9530
6/30/89  10431
9/30/89  11716
12/31/89 11456
3/31/90  12079
6/30/90  13065
9/30/90  8997
12/31/90 10188
3/31/91  13771
6/30/91  12163
9/30/91  13955
12/31/91 15781
3/31/92  16300
6/30/92  14645
9/30/92  14704
12/31/92 18514
3/31/93  18770
6/30/93  21118
9/30/93  24384
12/31/93 25017
3/31/94  26116
6/30/94  24104
9/30/94  31275
12/31/94 33847
3/31/95  38607
6/30/95  50100
9/30/95  56177
12/31/95 48352
3/31/96  45928
6/30/96  45994
9/30/96  48819
12/31/96 54325
3/31/97  52916
6/30/97  62020



GROWTH OF AN ASSUMED $10,000
INVESTMENT IN CLASS B SHARES
APRIL 22, 1996+, TO JUNE 30, 1997

[THE FOLLOWING TABLE REPRESENTS A GRAPH IN THE PRINTED PIECE]

SELIGMAN COMMUNICATIONS AND INFORMATION FUND- CLASS B
4/22/96  10000
6/30/96  9272
9/30/96  9930
12/31/96 11029
3/31/97  10722
6/30/97  12546



GROWTH OF AN ASSUMED $10,000
INVESTMENT IN CLASS D SHARES
MAY 3, 1993+, TO JUNE 30, 1997

[THE FOLLOWING TABLE REPRESENTS A GRAPH IN THE PRINTED PIECE]

SELIGMAN COMMUNICATIONS AND INFORMATION FUND- CLASS D
5/3/93   10000
6/30/93  11471
9/30/93  13186
12/31/93 13489
3/31/94  14036
6/30/94  12922
9/30/94  16740
12/31/94 18067
3/31/95  20571
6/30/95  26641
9/30/95  30108
12/31/95 25722
3/31/96  24288
6/30/96  24288
9/30/96  25722
12/31/96 28570
3/31/97  27774
6/30/97  32487


These charts reflect the growth of a $10,000 investment for a 10-year period for Class A shares and since inception for Class B and Class D shares. Since the measured periods vary, the charts are plotted using different scales and are not comparable.


----------
 * Net of the 4.75% maximum initial sales charge.
** Excludes the effect of the 4% CDSL.
 + Inception date.

================================================================================
PORTFOLIO OVERVIEW

DIVERSIFICATION OF ASSETS
JUNE 30, 1997

                                                                                                             PERCENT OF NET ASSETS
                                                                                                            -----------------------
                                                                                                             JUNE 30,     DEC. 31,
                                           ISSUES                  COST                       VALUE             1997         1996
                                          --------               -------                    --------           ------       ------
Short-Term Holdings and
Other Assets Less Liabilities ...........        1           $  174,101,212             $  174,101,212           4.7          0.5
                                              ----           --------------             --------------         -----        -----
Common Stocks and Convertible
Securities:
  Communications Infrastructure .........        7              212,954,432                192,712,500           5.2         18.1
  Computer Hardware/Peripherals .........       14              705,078,871                819,603,125          21.9         25.7
  Computer Software .....................       15              430,767,198                477,676,719          12.8         14.7
  Contract Manufacturing/Circuit
   Boards ...............................        5               84,912,238                 96,437,500           2.6          2.7
  Electronics Capital Equipment .........       14              602,676,965                766,368,113          20.5          7.4
  Information Services ..................        1               61,384,235                 57,700,000           1.5          3.5
  Internet/On Line ......................       --                       --                         --            --          1.8
  Media .................................        6              201,544,300                276,593,750           7.4          3.6
  Semiconductors ........................       18              725,832,915                804,723,438          21.5         19.8
  Telecommunications ....................        3               64,873,098                 71,881,250           1.9          0.6
  Miscellaneous .........................       --                       --                         --            --          1.6
                                              ----           --------------             --------------         -----        -----
                                                83            3,090,024,252              3,563,696,395          95.3         99.5
                                              ----           --------------             --------------         -----        -----
NET ASSETS ..............................       84           $3,264,125,464             $3,737,797,607         100.0        100.0
                                              ====           ==============             ==============         =====        =====

LARGEST INDUSTRIES
AT JUNE 30, 1997

[THE FOLLOWING TABLE REPRESENTS A BAR CHART IN THE PRINTED PIECE.]

                                 PERCENT OF
                                 NET ASSETS         VALUE
                                 ---------         ------------
Computer Hardware/Peripherals      21.9%           $819,603,125
Semiconductors                     21.5             804,723,438
Electronics Capital Equipment      20.5             766,368,113
Computer Software                  12.8             477,676,719
Media                               7.4             276,593,750

================================================================================
PORTFOLIO OVERVIEW

LARGEST PORTFOLIO CHANGES
DURING PAST SIX MONTHS
                                                       SHARES
                                              --------------------------
                                                                HOLDINGS
ADDITIONS                                      INCREASE         6/30/97
------------                                  ----------      ----------
Advanced Micro Devices ......................  2,400,000       3,000,000
American Power Conversion ...................  2,500,000       2,500,000
Analog Devices ..............................  1,700,000       1,700,000
Applied Materials ...........................    800,000         800,000
Kulicke & Soffa Industries ..................  1,500,000       1,500,000
Quantum .....................................  1,500,000       3,500,000(1)
Read-Rite ...................................  2,200,000       2,600,000
Teradyne ....................................  1,900,000       1,900,000
Western Digital .............................  2,100,000       2,100,000
Xilinx ......................................  1,000,000       1,000,000

                                                       SHARES
                                             ---------------------------
                                                                HOLDINGS
REDUCTIONS                                     DECREASE         6/30/97
--------------                               -----------      ----------
America Online ..............................  1,800,000              --
Cabletron Systems ...........................  2,100,000              --
Cisco Systems ...............................  1,900,000         300,000
Compaq Computer .............................    900,000              --
Compuware ...................................  1,600,000(2)           --
Gateway 2000 ................................  1,450,000              --
Intel .......................................  1,300,000              --
Seagate Technology ..........................  2,800,000              --
3Com ........................................  1,300,000              --
U.S. Robotics ...............................  1,300,000              --

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities.
(1) Includes 1,400,000 shares received as a result of a 2-for-1 stock split.
(2) Includes 650,000 shares received as a result of a 2-for-1 stock split.


LARGEST PORTFOLIO HOLDINGS
AT JUNE 30, 1997

SECURITY                                                       VALUE
----------                                                 -------------
EMC ......................................................  $156,000,000
Novellus Systems .........................................   125,062,500
Westinghouse Electric ....................................   115,625,000
Advanced Micro Devices ...................................   108,000,000
KLA-Tencor ...............................................   107,318,750
Maxim Integrated Products ................................   102,262,500
Storage Technology .......................................    97,900,000
BMC Software .............................................    94,243,750
Lexmark International Group (Class A) ....................    91,125,000
Parametric Technology ....................................    80,809,375

================================================================================
PORTFOLIO OF INVESTMENTS
JUNE 30, 1997

                                                 SHARES                VALUE
                                                 ------                -----
COMMON STOCKS  94.4%

COMMUNICATIONS INFRASTRUCTURE  5.2%
ASPECT TELECOMMUNICATIONS*
   Developer and manufacturer of
   automated call distribution
   equipment                                   1,500,000           $ 33,187,500
CIDCO*@
   Manufacturer of telephone
   caller identification systems               1,500,000             20,578,125
CISCO SYSTEMS*
   Manufacturer of computer
   network routers and switches                  300,000             20,146,875
ECI TELECOMMUNICATIONS
   Provider of digital telecommuni-
   cations and data transmissions
   systems in Israel                           2,250,000             67,007,812
NETSPEAK*
   Developer of interactive
   communication software                        100,000                925,000
NETWORK GENERAL*
   Designer and manufacturer of
   local area network
   management software                         1,490,000             22,117,188
OAK INDUSTRIES*@
   Manufacturer of cable
   television connectors and
   fiber optics components                     1,000,000             28,750,000
                                                                   ------------
                                                                    192,712,500
                                                                   ------------
COMPUTER HARDWARE/
PERIPHERALS  21.9%
ADAPTEC*
   Supplier of computer
   input/output systems                        1,500,000             52,125,000
AMERICAN POWER CONVERSION*
   Manufacturer of constant
   power supply products                       2,500,000             47,265,625
CREATIVE TECHNOLOGY*
   Producer of PC audio
   products                                    1,500,000             25,312,500
DATA GENERAL*
   Multi-processor computers
   and data storage systems                      800,000             20,800,000
ELECTRONICS FOR IMAGING*
   Peripherals for
   color copiers                               1,600,000             75,550,000
EMC*
   Manufacturer of enterprise
   data storage systems                        4,000,000            156,000,000
HMT TECHNOLOGY*
   Supplier of thin-film disks                 1,500,000             19,359,375
IN FOCUS SYSTEMS*@
   Manufacturer of portable
   projection systems                            900,000             23,231,250
LEXMARK INTERNATIONAL
GROUP (CLASS A)*
   Manufacturer of laser and
   inkjet printers and cartridges              3,000,000             91,125,000
MYLEX*@
   Supplier of computer
   input/output systems                        2,000,000             19,125,000
QUANTUM*
   Designer of hard-disk and
   tape drives                                 3,500,000             71,203,125
READ-RITE*@
   Manufacturer of recording
   heads for disk drives                       2,600,000             54,193,750
STORAGE TECHNOLOGY*
   Tape- and disk-based data
   storage equipment                           2,200,000             97,900,000
WESTERN DIGITAL*
   Manufacturer of computer
   hard-disk drives                            2,100,000             66,412,500
                                                                   ------------
                                                                    819,603,125
                                                                   ------------
COMPUTER SOFTWARE  12.8%
ACTIVISION*@
   Entertainment software                      1,400,000             20,125,000
ANSYS*@
   Developer of engineering
   analysis software                           1,200,000              9,225,000
BMC SOFTWARE*
   Developer of mainframe and
   Unix utility software                       1,700,000             94,243,750
CADENCE DESIGN SYSTEM*
   Electronic design
   automation software                         1,800,000             60,300,000
COMPUTER ASSOCIATES INTERNATIONAL
   Designer and marketer of
   software utilities and databases              300,000             16,706,250

----------
See footnotes on page 11.

================================================================================
PORTFOLIO OF INVESTMENTS
JUNE 30, 1997
                                                 SHARES                VALUE
                                                 ------                -----
COMPUTER SOFTWARE (continued)
GEMSTAR INTERNATIONAL*
   Developer and marketer of
   proprietary VCR programming
   software in Bermuda                           800,000           $ 14,850,000
INFINITY FINANCIAL TECHNOLOGY*
   Client/server software for
   financial trading                              70,000              1,139,688
PARAMETRIC TECHNOLOGY*
   Developer of mechanical
   design software                             1,900,000             80,809,375
PURE ATRIA*
   Developer of Automated
   Software Quality (ASQ)
   diagnostic products                           700,000              9,931,250
RATIONAL SOFTWARE*
   Developer of software
   development tools                             500,000              8,390,625
STRUCTURAL DYNAMICS RESEARCH*@
   Developer of mechanical
   design software                             2,500,000             65,703,125
SYNOPSYS*
   Supplier of integrated circuit
   design software                             1,800,000             66,431,250
3DO*@
   Developer of video
   game and PC
   entertainment software                      2,200,000              7,768,750
VANTIVE *
   Developer of customer
   interaction software                          500,000             14,187,500
VIEWLOGIC SYSTEMS*
   Developer of electronic design
   automation software                           535,500              7,865,156
                                                                   ------------
                                                                    477,676,719
                                                                   ------------
CONTRACT MANUFACTURING/
CIRCUIT BOARDS  2.6%
ADFLEX SOLUTIONS*@
   Manufacturer of complex
   flexible circuit boards                       850,000             12,856,250
ALTRON*@
   Manufacturer of complex
   printed circuit boards                        900,000             13,668,750
   CONTRACT MANUFACTURING/
   CIRCUIT BOARDS (CONTINUED)
HADCO*
   Manufacturer of complex
   printed circuit boards                        400,000             26,100,000
PRAEGITZER INDUSTRIES*
   Manufacturer of complex
   printed circuit boards                        500,000              5,562,500
SCI SYSTEMS*
   Assembler of electronic
   circuit boards and PCs                        600,000             38,250,000
                                                                   ------------
                                                                     96,437,500
                                                                   ------------
ELECTRONICS CAPITAL
EQUIPMENT  20.5%
APPLIED MATERIALS
   Manufacturer of semiconductor
   fabrication equipment                         800,000             56,625,000
ASM LITHOGRAPHY*
   Manufacturer of
   photolithography equipment
   in the Netherlands                          1,000,000             57,852,082
ASYST TECHNOLOGIES*@
   Manufacturer of miniature
   clean-room environments
   for the manufacture
   of silicon wafers                             500,000             21,875,000
COGNEX*
   Manufacturer of machine
   vision systems                              2,000,000             53,125,000
CREDENCE SYSTEMS*@
   Manufacturer of automated
   semiconductor test equipment                1,800,000             53,943,750
ELECTRO SCIENTIFIC INDUSTRIES*0
   Manufacturer of memory
   circuit repair systems                        800,000             33,475,000
ETEC SYSTEMS*@
   Designer and manufacturer of
   photomask manufacturing
   systems                                     1,643,000             70,392,281
FUSION SYSTEMS*@
   Photo-resist strip systems                    590,000             23,360,312

----------
See footnotes on page 11.

================================================================================
PORTFOLIO OF INVESTMENTS
JUNE 30, 1997
                                                 SHARES                VALUE
                                                 ------                -----
ELECTRONICS CAPITAL
EQUIPMENT (continued)
INTEGRATED PROCESS EQUIPMENT*@
   Manufacturer of chemical
   mechanical polishing
   equipment                                     950,000           $ 24,046,875
KLA-TENCOR*
   Manufacturer of wafer
   inspection and metrology
   equipment                                   2,200,000            107,318,750
KULICKE & SOFFA INDUSTRIES*@
   Manufacturer of semiconductor
   packaging equipment                         1,500,000             48,609,375
NOVELLUS SYSTEMS*@
   Manufacturer of chemical vapor
   deposition equipment                        1,450,000            125,062,500
TERADYNE*
   Manufacturer of semiconductor
   test equipment                              1,900,000             74,575,000
VEECO INSTRUMENTS*@
   Ion beam etch and
   deposition equipment                          415,000             16,107,188
                                                                   ------------
                                                                    766,368,113
                                                                   ------------
INFORMATION SERVICES  1.5%
COMPUTER SCIENCES*
   Computer services and
   systems integration                           800,000             57,700,000
                                                                   ------------
MEDIA  6.5%
CLEAR CHANNEL COMMUNICATIONS
   Owner and operator of radio
   and television stations                       600,000             36,900,000
COX RADIO (CLASS A)*
   Operator of radio stations                    900,000             23,062,500
EVERGREEN MEDIA (CLASS A)*
   Operator of radio stations                  1,500,000             66,843,750
WESTINGHOUSE ELECTRIC
   Owner and operator of
   radio and television stations
   and broadcast and cable
   television networks                         5,000,000            115,625,000
                                                                   ------------
                                                                    242,431,250
                                                                   ------------
SEMICONDUCTORS  21.5%
ADVANCED MICRO DEVICES*
   Manufacturer of
   microprocessors and
   FLASH memory circuits                       3,000,000            108,000,000
ALTERA*
   Designer and manufacturer of
   field-programmable logic
   devices                                     1,100,000             55,584,375
ANALOG DEVICES*
   Designer and manufacturer of
   analog and mixed-signal
   integrated circuits                         1,700,000             45,156,250
AVX
   Manufacturer of capacitors                  1,000,000             27,000,000
CYPRESS SEMICONDUCTOR*
   Manufacturer of high
   performance memory circuits                 1,000,000             14,500,000
INTERNATIONAL RECTIFIER*
   Manufacturer of power
   semiconductors                              2,200,000             40,975,000
LATTICE SEMICONDUCTOR*@
   Designer and developer of
   programmable logic devices                  1,400,000             79,012,500
LINEAR TECHNOLOGY
   Manufacturer of high-
   performance analog circuits                   800,000             41,325,000
LSI LOGIC*
   Manufacturer of application-
   specific semiconductors                       700,000             22,400,000
MAXIM INTEGRATED PRODUCTS*
   Designer and manufacturer of
   linear and mixed-signal
   integrated circuits                         1,800,000            102,262,500
MICROCHIP TECHNOLOGY*
   Supplier of field-programmable
   microcontrollers                            2,500,000             74,296,875
MICRON TECHNOLOGY*
   Manufacturer of semiconductor
   memory products                               600,000             23,962,500
PMC-SIERRA*
   Provider of high-speed
   networking circuits                           200,000              5,237,500

----------
See footnotes on page 11.

================================================================================
PORTFOLIO OF INVESTMENTS
JUNE 30, 1997
                                                 SHARES                VALUE
                                                 ------                -----
SEMICONDUCTORS (continued)
TEXAS INSTRUMENTS
   Manufacturer of analog and
   mixed-signal circuits                         350,000           $ 29,421,875
TRIDENT MICROSYSTEMS*
   Developer of computer
   graphics circuits                             250,000              2,820,313
VISHAY INTERTECHNOLOGY*
   Manufacturer of capacitors                  1,100,000             31,831,250
VLSI TECHNOLOGY*
   Manufacturer of application-
   specific semiconductors                     2,200,000             51,906,250
XILINX*
   Supplier of field-programmable
   gate arrays                                 1,000,000             49,031,250
                                                                 --------------
                                                                    804,723,438
                                                                 --------------
TELECOMMUNICATIONS  1.9%
METROMEDIA INTERNATIONAL GROUP*
  Global entertainment and
  telecommunications company                   1,000,000             12,687,500
MILLICOM INTERNATIONAL CELLULAR*
   Cellular services operator
   in Luxembourg                                 300,000             14,437,500
WORLDCOM*
   Provider of local and long
   distance telephone and
   internet services                           1,400,000             44,756,250
                                                                 --------------
                                                                     71,881,250
                                                                 --------------
TOTAL COMMON STOCKS
(Cost $3,062,524,252)                                             3,529,533,895
                                                                 --------------
CONVERTIBLE PREFERRED
STOCKS  0.9%

MEDIA  0.9%
CHANCELLOR BROADCASTING, 7%+
   Operator of radio stations                    250,000             17,625,000
EVERGREEN MEDIA, 6%+
   Operator of radio stations                    300,000             16,537,500
                                                                 --------------
TOTAL CONVERTIBLE
PREFERRED STOCKS
(Cost $27,500,000)                                                   34,162,500
                                                                 --------------
SHORT-TERM HOLDINGS  4.9%
(Cost $181,500,000)                                                 181,500,000
                                                                 --------------
TOTAL INVESTMENTS  100.2%
(Cost $3,271,524,252)                                             3,745,196,395
OTHER ASSETS
LESS LIABILITIES  (0.2)%                                             (7,398,788)
                                                                 --------------

NET ASSETS  100.0%                                               $3,737,797,607
                                                                 ==============

----------
* Non-income producing security.
+ Rule 144A security.
@ Affiliated issuers (Fund's holdings representing 5% or more of the outstanding voting securities).

Descriptions of companies have not been audited by Deloitte & Touche LLP. See Notes to Financial Statements.

================================================================================
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1997

ASSETS:
Investments, at value:
  Common stocks and convertible securities* (cost $3,090,024,252) ............  $3,563,696,395
  Short-term holdings (cost $181,500,000) ....................................     181,500,000                      $3,745,196,395
                                                                                --------------
Cash ............................................................................................................        3,236,366
Receivable for securities sold ..................................................................................       54,213,663
Receivable for Capital Stock sold ...............................................................................        9,428,921
Expenses prepaid to shareholder service agent ...................................................................        1,204,080
Receivable for interest and dividends ...........................................................................          106,010
Other ...........................................................................................................          349,678
                                                                                                                    --------------
TOTAL ASSETS ....................................................................................................    3,813,735,113
                                                                                                                    --------------

LIABILITIES:
Payable for securities purchased ................................................................................       57,196,185
Payable for Capital Stock repurchased ...........................................................................       12,603,547
Accrued expenses, taxes, and other ..............................................................................        6,137,774
                                                                                                                    --------------
TOTAL LIABILITIES ...............................................................................................       75,937,506
                                                                                                                    --------------
NET ASSETS ......................................................................................................   $3,737,797,607
                                                                                                                    ==============

COMPOSITION OF NET ASSETS:
Capital Stock, at par ($.10 par value; 1,000,000,000 shares authorized;
140,963,180 shares outstanding):
  Class A .......................................................................................................     $  9,982,372
  Class B .......................................................................................................          923,416
  Class D .......................................................................................................        3,190,530
Additional paid-in capital ......................................................................................    2,841,671,534
Accumulated net investment loss .................................................................................      (26,087,555)
Undistributed net realized gain .................................................................................      434,445,167
Net unrealized appreciation of investments ......................................................................      473,672,143
                                                                                                                    --------------
NET ASSETS ......................................................................................................   $3,737,797,607
                                                                                                                    ==============

NET ASSET VALUE PER SHARE:
CLASS A ($2,679,766,025 / 99,823,725 shares) ....................................................................           $26.84
                                                                                                                            ======
CLASS B ($237,588,528 / 9,234,157 shares) .......................................................................           $25.73
                                                                                                                            ======
CLASS D ($820,443,054 / 31,905,298 shares) ......................................................................           $25.71
                                                                                                                            ======

--------
* Includes affiliated issuers (Fund's holdings representing 5% or more of the outstanding voting securities) with a cost of $705,060,309 and a value of $771,109,781.
See Notes to Financial Statements.

================================================================================
STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 1997

INVESTMENT INCOME:
Interest .......................................................   $ 3,300,399
Dividends ......................................................     1,096,987
                                                                   -----------
TOTAL INVESTMENT INCOME .......................................................             $ 4,397,386

EXPENSES:
Management fee .................................................    15,429,460
Distribution and service fees ..................................     7,881,059
Shareholder account services ...................................     5,447,001
Shareholder reports and communications .........................       755,082
Custody and related services ...................................       439,580
Registration ...................................................       253,791
Auditing and legal fees ........................................        63,377
Directors' fees and expenses ...................................        31,960
Miscellaneous ..................................................        81,609
                                                                   -----------
TOTAL EXPENSES ................................................................              30,382,919
                                                                                            -----------
NET INVESTMENT LOSS ...........................................................             (25,985,533)

NET REALIZED AND UNREALIZED
GAIN ON INVESTMENTS:
Net realized gain on investments* ..............................   370,905,781
Net change in unrealized appreciation
of investments .................................................   117,387,875
                                                                   -----------
NET GAIN ON INVESTMENTS .......................................................             488,293,656
                                                                                            -----------
INCREASE IN NET ASSETS FROM OPERATIONS ........................................            $462,308,123
                                                                                            ===========


---------
* Includes net realized gain from affiliated issuers of $40,591,737. See Notes to Financial Statements.

================================================================================
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                             SIX MONTHS
                                                                                                ENDED              YEAR ENDED
                                                                                            JUNE 30, 1997       DECEMBER 31, 1996
                                                                                            -------------       -----------------
OPERATIONS:
Net investment loss .....................................................................   $ (25,985,533)       $ (38,954,438)
Net realized gain on investments ........................................................     370,905,781          153,061,653
Net change in unrealized appreciation
of investments ..........................................................................     117,387,875          238,743,809
                                                                                            -------------        -------------
INCREASE IN NET ASSETS FROM OPERATIONS ..................................................     462,308,123          352,851,024
                                                                                            -------------        -------------

DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gain on investments:
    Class A .............................................................................              --         (105,584,145)
    Class B .............................................................................              --           (4,686,401)
    Class D .............................................................................              --          (33,293,284)
                                                                                            -------------        -------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS ...............................................              --         (143,563,830)
                                                                                            -------------        -------------

                                                                 SHARES
                                                     --------------------------------
                                                      SIX MONTHS
                                                         ENDED         YEAR ENDED
                                                     JUNE 30, 1997  DECEMBER 31, 1996
                                                     -------------  -----------------
CAPITAL SHARE TRANSACTIONS:*
Net proceeds from sale of shares:
    Class A .........................................   11,564,386      34,422,498            287,674,879         749,537,882
    Class B .........................................    4,323,215       5,362,644            103,898,481         113,021,809
    Class D .........................................    3,089,138      11,596,458             74,205,709         243,586,540
Exchanged from associated Funds:
    Class A .........................................   12,145,106      37,176,372            305,838,527         814,655,013
    Class B .........................................      271,447          94,188              6,469,075           1,982,642
    Class D .........................................    3,682,835       3,580,521             88,856,595          75,837,958
Shares issued in payment of
gain distributions:
    Class A .........................................           --       4,368,020                     --          98,062,037
    Class B .........................................           --         201,358                     --           4,351,357
    Class D .........................................           --       1,434,633                     --          30,988,033
                                                       -----------     -----------          -------------      --------------
Total ...............................................   35,076,127      98,236,692            866,943,266       2,132,023,271
                                                       -----------     -----------          -------------      --------------

Cost of shares repurchased:
    Class A .........................................  (13,581,130)    (21,671,916)          (338,591,395)       (474,588,279)
    Class B .........................................     (407,411)       (126,718)            (9,821,234)         (2,780,813)
    Class D .........................................   (3,717,743)     (7,424,660)           (89,173,845)       (156,046,056)
Exchanged into associated Funds:
    Class A .........................................  (13,006,624)    (39,839,103)          (328,775,564)       (874,567,022)
    Class B .........................................     (296,456)       (188,110)            (7,094,780)         (4,005,480)
    Class D .........................................   (3,794,328)     (5,088,386)           (91,496,059)       (105,848,538)
                                                       -----------     -----------          -------------      --------------

TOTAL ...............................................  (34,803,692)    (74,338,893)          (864,952,877)     (1,617,836,188)
                                                       -----------     -----------         --------------      --------------
INCREASE IN NET ASSETS FROM CAPITAL
SHARE TRANSACTIONS ..................................      272,435      23,897,799              1,990,389         514,187,083
                                                       ===========     ===========         --------------      --------------

INCREASE IN NET ASSETS ..................................................................     464,298,512         723,474,277

NET ASSETS:
Beginning of period .....................................................................   3,273,499,095       2,550,024,818
                                                                                           --------------      --------------
END OF PERIOD (including accumulated net
investment loss of $26,087,555 and
$102,022, respectively) .................................................................  $3,737,797,607      $3,273,499,095
                                                                                           ==============      ==============

--------
* The Fund began offering Class B shares on April 22, 1996.
See Notes to Financial Statements.

================================================================================
NOTES TO FINANCIAL STATEMENTS

1. MULTIPLE CLASSES OF SHARES -- Seligman Communications and Information Fund, Inc. (the "Fund") offers three classes of shares. All shares existing prior to May 3, 1993, the commencement of Class D shares, were classified as Class A shares. The Fund began offering Class B shares on April 22, 1996. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales load ("CDSL") of 1% on redemptions within 18 months after purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75%, a service fee of up to 0.25% on an annual basis, and a CDSL, if applicable, of 5% on redemptions in the first year after purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSL of 1% imposed on certain redemptions made within one year after purchase. The three classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a. SECURITY VALUATION -- Investments in convertible securities and common stocks are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on national exchanges are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b. FEDERAL TAXES -- There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

d. MULTIPLE CLASS ALLOCATIONS -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the six months ended June 30, 1997, distribution and service fees were the only class-specific expenses.

e. DISTRIBUTIONS TO SHAREHOLDERS -- The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund.

3. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the six months ended June 30, 1997, amounted to $2,625,344,582 and $2,805,900,155, respectively.

     At June 30, 1997, the cost of investments for federal income tax purposes was $3,275,008,319, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $606,252,263 and $136,064,187, respectively.

4. SHORT-TERM INVESTMENTS -- At June 30, 1997, the Fund owned short-term investments which matured in less than seven days.

5. MANAGEMENT FEE, ADMINISTRATIVE SERVICES, AND OTHER TRANSACTIONS -- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.90% per annum of the first $3 billion of the Fund's average daily net assets, 0.85% per annum of the next $3 billion of the Fund's average daily net assets and 0.75% per annum of the Fund's average daily net assets in excess of $6 billion. The management fee reflected in the Statement of Operations represents 0.89% per annum of the Fund's average daily net assets.

================================================================================
NOTES TO FINANCIAL STATEMENTS

     Seligman Financial Services, Inc. (the "Distributor"), agent for the distribution of the Fund's shares and an affiliate of the Manager, received concessions of $674,866 from sales of Class A shares, after commissions of $5,476,793 paid to dealers.

     The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the six months ended June 30, 1997, fees incurred aggregated $3,158,286, or 0.25% per annum of the average daily net assets of Class A shares.

     Under the Plan, with respect to Class B and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B and Class D shares for which the organizations are responsible; and, for Class D shares only, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

     With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to substantially all of this fee to a third party (the "Purchaser"), which provides funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

     For the six months ended June 30, 1997, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B and Class D shares, amounted to $871,885 and $3,850,888, respectively.

     The Distributor is entitled to retain any CDSL imposed on certain redemptions of Class D shares occurring within one year of purchase. For the six months ended June 30, 1997, such charges amounted to $141,018.

     The Distributor has sold its rights to collect any CDSL imposed on redemptions of Class B shares to the Purchaser. In connection with the sale of its rights to collect any CDSL and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class Bshares sold. The aggregate amount of such payments and the Class B shares distribution fees retained by the Distributor, for the six months ended June 30, 1997, was $282,362.

     Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of Fund shares, as well as distribution and service fees pursuant to the Plan. For the six months ended June 30, 1997, Seligman Services, Inc. received commissions of $189,277 from the sales of Fund shares. Seligman Services, Inc. also received distribution and service fees of $439,735, pursuant to the Plan.

     Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $5,447,001 for shareholder account services.

     Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

     The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Interest is accrued on the deferred balances. The cost of such fees and interest is included in directors' fees and expenses and the accumulated balance thereof at June 30, 1997, of $107,835 is included in other liabilities. Deferred fees and the related accrued interest are not deductible for federal income tax purposes until such amounts are paid.

6. COMMITTED LINE OF CREDIT -- Effective July 23, 1997, the Fund has increased its committed line of credit facility with a group of banks to $340 million from $280 million. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the federal funds rate plus 0.50% per annum. The Fund incurs a commitment fee of 0.10% per annum on the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires one year from the date of the agreement but is renewable with the consent of the participating banks. To date, the Fund has not borrowed from the credit facility.

================================================================================
NOTES TO FINANCIAL STATEMENTS

7. AFFILIATED ISSUERS -- As defined under the Investment Company Act of 1940, as amended, affiliated issuers are those issuers in which the Fund's holdings represent 5% or more of the outstanding voting securities. A summary of the Fund's transactions in the securities of these issuers during the six months ended June 30, 1997, is as follows:

                                           BEGINNING          GROSS PURCHASES            GROSS SALES             ENDING
AFFILIATE                                   SHARES             AND ADDITIONS           AND REDUCTIONS            SHARES
-----------                              ------------        -----------------        ----------------        ------------
ACTIVISION .............................   1,000,000                400,000                       --             1,400,000
ADFlex Solutions .......................     750,000                135,000                   35,000               850,000
Altron .................................     900,000                     --                       --               900,000
ANSYS ..................................     850,000                350,000                       --             1,200,000
Asyst Technologies .....................     500,000                     --                       --               500,000
CIDCO ..................................   1,500,000                     --                       --             1,500,000
Credence Systems .......................   1,800,000                     --                       --             1,800,000
Electro Scientific Industries ..........     800,000                     --                       --               800,000
Etec Systems ...........................   1,150,000              1,059,300                  566,300             1,643,000
Fusion Systems .........................     590,000                     --                       --               590,000
In Focus Systems .......................     700,000                200,000                       --               900,000
Integrated Process Equipment ...........     400,000                950,000                  400,000               950,000
Kulicke & Soffa Industries .............          --              1,500,000                       --             1,500,000
Lattice Semiconductor ..................   1,900,000                172,000                  672,000             1,400,000
Mylex ..................................   1,750,000                250,000                       --             2,000,000
Novellus Systems .......................   1,000,000              1,350,000                  900,000             1,450,000
Oak Industries .........................   1,000,000                     --                       --             1,000,000
Read-Rite ..............................     400,000              2,600,000                  400,000             2,600,000
Structural Dynamics Researc                2,600,000                200,000                  300,000             2,500,000
3DO ....................................   2,200,000                     --                       --             2,200,000
Veeco Instruments ......................          --                415,000                       --               415,000


                                            REALIZED
                                              GAIN                   DIVIDEND               ENDING
AFFILIATE                                    (LOSS)                   INCOME                 VALUE
-----------                                 --------                 ---------             --------
ACTIVISION .............................         $--                    $--             $ 20,125,000
ADFlex Solutions .......................    (453,765)                    --               12,856,250
Altron .................................          --                     --               13,668,750
ANSYS ..................................          --                     --                9,225,000
Asyst Technologies .....................          --                     --               21,875,000
CIDCO ..................................          --                     --               20,578,125
Credence Systems .......................          --                     --               53,943,750
Electro Scientific Industries ..........          --                     --               33,475,000
Etec Systems ...........................   3,471,786                     --               70,392,281
Fusion Systems .........................          --                     --               23,360,312
In Focus Systems .......................          --                     --               23,231,250
Integrated Process Equipment ...........   3,186,665                     --               24,046,875
Kulicke & Soffa Industries                        --                     --               48,609,375
Lattice Semiconductor ..................  14,618,807                     --               79,012,500
Mylex ..................................          --                     --               19,125,000
Novellus Systems .......................  14,422,151                     --              125,062,500
Oak Industries .........................          --                     --               28,750,000
Read-Rite ..............................   4,172,584                     --               54,193,750
Structural Dynamics Researc ............   1,173,509                     --               65,703,125
3DO ....................................          --                     --                7,768,750
Veeco Instruments ......................          --                     --               16,107,188
                                         -----------                                   -------------
TOTAL .................................. $40,591,737                                    $771,109,781
                                         ===========                                   =============


================================================================================
FINANCIAL HIGHLIGHTS

    The Fund's financial highlights are presented below. "Per share operating performance" data is designed to allow investors to trace the operating performance of each Class, on a per share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per share amounts.

    "Total return based on net asset value" measures each Class's performance assuming that investors purchased Fund shares at net asset value as of the beginning of the period, invested dividends and capital gains paid at net asset value, and then sold their shares at the net asset value on the last day of the period. The total return computations do not reflect any sales charges investors may incur in purchasing or selling shares of the Fund. Total returns for periods of less than one year are not annualized.

    "Average commission rate paid" represents the average commission paid by the Fund to purchase or sell portfolio securities. It is determined by dividing the total commission dollars paid by the number of shares purchased and sold during the period for which commissions were paid. This rate is provided for periods beginning January 1, 1996.

                                                                                        CLASS A
                                                 -------------------------------------------------------------------------------
                                                    SIX
                                                  MONTHS                             YEAR ENDED DECEMBER 31,
                                                   ENDED         ---------------------------------------------------------------
                                                  6/30/97@         1996@        1995@         1994@         1993           1992
                                                ---------        ------       ------        ------         ------         ------
PER SHARE OPERATING PERFORMANCE:

NET ASSET VALUE, BEGINNING OF PERIOD ..........   $23.51         $21.99      $16.64         $13.43         $12.30         $11.57
                                                  ------         ------      ------         ------         ------         ------
Net investment loss ...........................    (0.16)         (0.26)      (0.33)         (0.19)         (0.14)         (0.12)
Net realized and unrealized
 investment gain ..............................     3.49           2.84        7.59           4.86           4.37           2.09
                                                  ------         ------      ------         ------         ------         ------
INCREASE FROM INVESTMENT OPERATIONS ...........     3.33           2.58        7.26           4.67           4.23           1.97
Distributions from net gain realized ..........       --          (1.06)      (1.91)         (1.46)         (3.10)         (1.24)
                                                  ------         ------      ------         ------         ------         ------
NET INCREASE IN NET ASSET VALUE ...............     3.33           1.52        5.35           3.21           1.13           0.73
                                                  ------         ------      ------         ------         ------         ------
NET ASSET VALUE, END OF PERIOD ................   $26.84         $23.51      $21.99         $16.64         $13.43         $12.30
                                                  ======         ======      ======         ======         ======         ======

TOTAL RETURN BASED ON NET ASSET VALUE:             14.16%         11.94%      43.39%         35.30%         35.13%         17.31%
RATIOS/SUPPLEMENTAL DATA:

Expenses to average net assets ................     1.55%+         1.68%       1.61%          1.65%          1.63%          1.51%
Net investment loss to average
 net assets ...................................   (1.30)%+       (1.16)%     (1.31)%        (1.27)%        (1.39)%        (1.18)%
Portfolio turnover ............................    78.19%        121.32%      65.77%        104.08%        137.10%        110.42%
Average commission rate paid ..................    $.0545         $.0531
NET ASSETS, END OF PERIOD
(000s omitted) ................................$2,679,766     $2,414,672  $1,940,693       $307,542        $92,987        $57,001

---------
See footnotes on page 19.

================================================================================
FINANCIAL HIGHLIGHTS

                                                                         CLASS B
                                                                ------------------------
                                                                   SIX
                                                                 MONTHS        4/22/96*
                                                                  ENDED          TO
                                                                 6/30/97@     12/31/96@
                                                                 -------      --------
PER SHARE OPERATING
PERFORMANCE:

NET ASSET VALUE, BEGINNING OF PERIOD .........................    $22.62          $21.51
                                                                  ------          ------
Net investment loss ..........................................     (0.24)          (0.28)
Net realized and unrealized investment
gain .........................................................      3.35            2.45
                                                                  ------          ------
INCREASE FROM INVESTMENT
OPERATIONS ...................................................      3.11            2.17
Distributions from net gain realized .........................        --           (1.06)
                                                                  ------          ------
NET INCREASE IN NET ASSET VALUE ..............................      3.11            1.11
                                                                  ------          ------
NET ASSET VALUE, END OF PERIOD ...............................    $25.73          $22.62
                                                                  ======          ======
TOTAL RETURN BASED ON NET
ASSET VALUE:                                                       13.75%          10.30%

RATIOS/SUPPLEMENTAL DATA:

Expenses to average net assets ...............................     2.30%+          2.44%+
Net investment loss to average net assets ....................   (2.05)%+        (1.96)%+
Portfolio turnover ...........................................    78.19%         121.32%++
Average commission rate paid .................................    $.0545          $.0531++
NET ASSETS, END OF PERIOD
(000s omitted) ...............................................  $237,589        $120,848



                                                                                    CLASS D
                                                 ---------------------------------------------------------------------------
                                                    SIX
                                                  MONTHS                      YEAR ENDED DECEMBER 31,                5/3/93*
                                                   ENDED             ---------------------------------------            TO
                                                 6/30/97@            1996@              1995@            1994@       12/31/93
                                                 --------            ----              -----           -----        --------
PER SHARE OPERATING
PERFORMANCE:

NET ASSET VALUE, BEGINNING OF PERIOD ............. $22.61            $21.35            $16.31          $13.32         $12.24
                                                   ------            ------            ------          ------         ------
Net investment loss ..............................  (0.24)            (0.40)            (0.50)          (0.33)         (0.05)
Net realized and unrealized investment
gain .............................................   3.34              2.72              7.45            4.78           4.23
                                                   ------            ------            ------          ------         ------
Increase from Investment
Operations .......................................   3.10              2.32              6.95            4.45           4.18
Distributions from net gain realized .............     --             (1.06)            (1.91)          (1.46)         (3.10)
                                                   ------            ------            ------          ------         ------
NET INCREASE IN NET ASSET VALUE ..................   3.10              1.26              5.04            2.99           1.08
                                                   ------            ------            ------          ------         ------
NET ASSET VALUE, END OF PERIOD ................... $25.71            $22.61            $21.35          $16.31         $13.32
                                                   ======            ======            ======          ======         ======
TOTAL RETURN BASED ON NET
ASSET VALUE:                                        13.71%            11.07%            42.37%          33.94%         34.89%

RATIOS/SUPPLEMENTAL DATA:

Expenses to average net assets ...................   2.30%+            2.43%             2.37%           2.50%          2.56%+
Net investment loss to average net assets ........ (2.05)%+          (1.91)%           (2.07)%         (2.20)%        (2.33)%+
Portfolio turnover ...............................  78.19%           121.32%            65.77%         104.08%        137.10%+++
Average commission rate paid .....................  $.0545            $.0531
NET ASSETS, END OF PERIOD
(000s omitted) ...................................$820,443          $737,979          $609,332         $96,100         $7,833


--------
  * Commencement of offering of shares.
  @ Per share amounts for the periods ended June 30, 1997, and December 31,
    1996, 1995, and 1994, are calculated based on average shares outstanding. + Annualized.
 ++ For the year ended December 31, 1996.
+++ For the year ended December 31, 1993.
See Notes to Financial Statements.

================================================================================
REPORT OF INDEPENDENT AUDITORS

--------------------------------------------------------------------------------
THE BOARD OF DIRECTORS AND SHAREHOLDERS,
SELIGMAN COMMUNICATIONS AND INFORMATION FUND, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Communications and Information Fund, Inc. as of June 30, 1997, the related statements of operations for the six months then ended and of changes in net assets for the six months then ended and for the year ended December 31, 1996, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Seligman Communications and Information Fund, Inc. as of June 30, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



/s/ Deloitte & Touche LLP
---------------------------
DELOITTE & TOUCHE LLP
New York, New York
August 1, 1997
--------------------------------------------------------------------------------

================================================================================
BOARD OF DIRECTORS

--------------------------------------------------------------------------------

FRED E. BROWN
DIRECTOR EMERITUS
DIRECTOR AND CONSULTANT, J. & W. Seligman & Co. Incorporated

JOHN R. GALVIN 2
DEAN, Fletcher School of Law and Diplomacy
    at Tufts University
DIRECTOR, USLIFE Corporation

ALICE S. ILCHMAN 3
PRESIDENT, Sarah Lawrence College
TRUSTEE, Committee for Economic Development
CHAIRMAN, The Rockefeller Foundation

FRANK A. MCPHERSON 2
DIRECTOR, Kimberly-Clark Corporation
DIRECTOR, Baptist Medical Center

JOHN E. MEROW
RETIRED CHAIRMAN AND SENIOR PARTNER,
    Sullivan & Cromwell, Law Firm
DIRECTOR, Commonwealth Aluminum Corporation

BETSY S. MICHEL 2
DIRECTOR OR TRUSTEE, Various Organizations

WILLIAM C. MORRIS 1
CHAIRMAN
CHAIRMAN OF THE BOARD, J. & W. Seligman & Co. Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

JAMES C. PITNEY 3
RETIRED PARTNER, Pitney, Hardin, Kipp & Szuch, Law Firm

JAMES Q. RIORDAN 3
DIRECTOR, The Brooklyn Union Gas Company
TRUSTEE, Committee for Economic Development
DIRECTOR, Dow Jones & Co., Inc.
DIRECTOR, Public Broadcasting Service

RICHARD R. SCHMALTZ 1
MANAGING DIRECTOR, J. & W. Seligman & Co. Incorporated
TRUSTEE EMERITUS, Colby College

ROBERT L. SHAFER 3
DIRECTOR OR TRUSTEE, Various Organizations

JAMES N. WHITSON 2
EXECUTIVE VICE PRESIDENT AND DIRECTOR,
    Sammons Enterprises, Inc.
DIRECTOR, C-SPAN
DIRECTOR, Red Man Pipe and Supply Company

BRIAN T. ZINO 1
PRESIDENT
PRESIDENT, J. & W. Seligman & Co. Incorporated
CHAIRMAN, Seligman Data Corp.

----------------
Member:       1 Executive Committee
              2 Audit Committee
              3 Director Nominating Committee

--------------------------------------------------------------------------------

================================================================================
EXECUTIVE OFFICERS

--------------------------------------------------------------------------------
WILLIAM C. MORRIS
CHAIRMAN

BRIAN T. ZINO
PRESIDENT

PAUL H. WICK
VICE PRESIDENT

LAWRENCE P. VOGEL
VICE PRESIDENT

THOMAS G. ROSE
TREASURER

FRANK J. NASTA
SECRETARY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FOR MORE INFORMATION

MANAGER
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY 10017

GENERAL COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Deloitte & Touche LLP

GENERAL DISTRIBUTOR
Seligman Financial Services, Inc.
100 Park Avenue
New York, NY 10017

SHAREHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

IMPORTANT TELEPHONE NUMBERS
(800)221-2450  Shareholder
               Services
(800)445-1777  Retirement Plan
               Services
(800)622-4597  24-Hour Automated
               Telephone Access
               Service
--------------------------------------------------------------------------------

================================================================================
GLOSSARY OF FINANCIAL TERMS

CAPITAL GAIN DISTRIBUTION -- A payment to mutual fund shareholders of profits realized on the sale of securities in the fund's portfolio. The fund generates short-term capital gains when portfolio securities held for less than one year are sold at a profit. The fund generates long-term capital gains when portfolio securities held for one year or more are sold at a profit. Short-term capital gains are taxed as ordinary income. Long-term capital gains are taxed at the federal capital gains rate appropriate to the shareholder's tax bracket.

CAPITAL APPRECIATION/DEPRECIATION -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

COMPOUNDING -- The increase in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. Assuming the same rate of return, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

CONTINGENT DEFERRED SALES LOAD (CDSL) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund (the CDSL expires after a fixed time period).

DIVIDEND -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

DIVIDEND YIELD -- A measurement of a fund's dividend as a percentage of the maximum offering price.

EXPENSE RATIO -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

INVESTMENT OBJECTIVE -- The shared investment goal of the fund and its shareholders.

MANAGEMENT FEE -- The amount paid by a mutual fund to its investment advisor(s).

MULTIPLE CLASSES OF SHARES -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

NET ASSET VALUE (NAV) PER SHARE -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

OFFERING PRICE (OP) -- The price at which a mutual fund's shares can be purchased. The offering price is the current net asset value per share plus any sales charge.

PORTFOLIO TURNOVER -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold. PROSPECTUS -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission, such as the fund's investment objective and policies, services, investment restrictions, officers and directors, how shares are bought and redeemed, fund fees and other charges, and the fund's financial statements.

SECURITIES AND EXCHANGE COMMISSION (SEC) -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

STATEMENT OF ADDITIONAL INFORMATION -- Document that contains updated or more detailed information about a mutual fund and supplements the prospectus. It is available at no charge upon request.

TOTAL RETURN -- A measure of fund performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The AVERAGE ANNUAL TOTAL RETURN represents the average annual compounded rate of return for the periods presented.

YIELD -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the maximum offering price of the stock.

-----------
Adapted from the Investment Company Institute's 1996 MUTUAL FUND FACT BOOK.

                       SELIGMAN FINANCIAL SERVICES, INC.
                                AN AFFILIATE OF
                                     [LOGO]
                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                      100 PARK AVENUE, NEW YORK, NY 10017


   THIS REPORT IS INTENDED ONLY FOR THE INFORMATION OF SHAREHOLDERS OR THOSE
      WHO HAVE RECEIVED THE OFFERING PROSPECTUS COVERING SHARES OF CAPITAL
       STOCK OF SELIGMAN COMMUNICATIONS AND INFORMATION FUND, INC., WHICH
         CONTAINS INFORMATION ABOUT THE SALES CHARGES, MANAGEMENT FEE,
   AND OTHER COSTS. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING OR
                                 SENDING MONEY.


EQCI3 6/97                                     [LOGO]  Printed on Recycled Paper